77Q1(e)

Amendment No. 1 to Restated Management Agreement with American Century Investment Management, Inc., effective as of March 20, 2015 (filed electronically as Exhibit d3 to Post-Effective Amendment No. 32 to the Registration Statement of the Registrant on March 19, 2015, File No. 333-116351, and incorporated herein by reference).